UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 1, 2020

New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	New York Stock Exchange
5.75% Notes due 2023	NMFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 1, 2020, acting pursuant to authorization from New Mountain Finance Corporation’s (the “Company”) board of directors (the “Board”), the Company notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the principal listing of its common stock, par value $0.01 per share (the “Common Stock”), and its 5.75% Notes due 2023 (the “Notes”) from the NYSE and transfer the listings to the Nasdaq Global Select Market (the “NASDAQ”) effective September 11, 2020. The Company has completed the NASDAQ application process and has been authorized to transfer the listings of the Common Stock and the Notes to the NASDAQ. The Company expects the Common Stock and the Notes to begin trading on the NASDAQ under the ticker symbols “NMFC” and “NMFCL”, respectively, on September 14, 2020. Until that time, the Common Stock and the Notes will continue to trade on the NYSE.

Item 7.01          Regulation FD Disclosure

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the Common Stock and 5.75% Notes due 2023 to the NASDAQ.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by New Mountain Finance Corporation on September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Finance Corporation

By:	/s/ Karrie J. Jerry
Name:	Karrie J. Jerry
Title:	Chief Compliance Officer and Corporate Secretary

Date: September 1, 2020